Common Stock and Equity-Based Compensation - Weighted Average Assumptions Used to Determine the Fair Value of UGI Performance Unit Awards and Related Compensation Costs (Details) - UGI Performance Units
	12 Months Ended
	Sep. 30, 2018	Sep. 30, 2017	Sep. 30, 2016
Share-based Compensation Arrangement by Share-based Payment Award
Risk-free rate	2.00%	1.50%	1.30%
Expected life	3 years	3 years	3 years
Expected volatility (as a percent)	18.90%	18.90%	17.50%
Dividend yield (as a percent)	2.10%	2.10%	2.70%